UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/29/2009

Eddie Bauer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33070

Delaware	42-1672352
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10401 NE 8th Street, Suite 500
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 755-6544
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2009, Eddie Bauer Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference, announcing amongst other things that Neil Fiske, the Company's President and Chief Executive Officer, requested and the Company agreed to reduce his base annual salary for the remainder of 2009 by 10%, or approximately $100,000.

Item 8.01.    Other Events

On January 29, 2009, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a reduction in workforce as a part of a previously announced plan to reduce expenses in 2009.

Item 9.01.    Financial Statements and Exhibits

Press release dated January 29, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eddie Bauer Holdings, Inc.

Date: January 29, 2009	By:	/s/ Freya R. Brier
Freya R. Brier
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated January 29, 2009.